11A. Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
11. Income Taxes

Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax assets and liabilities, which represent consequences of events that have been recognized differently in the financial statements under GAAP than for tax purposes.

Income (loss) before income taxes consisted of the following (in thousands):

	December 31
	2014	2013
United States	$(943)	$(1,474)

International	(607)	466
Total	$(1,550)	$(1,008)

Deferred Tax Assets

As of December 31, 2014, the Company had federal net operating losses of $2.4 million available for future deduction from taxable income derived in the United States.  The Company’s United Kingdom subsidiary has non-capital losses of approximately $13.0 million available for future deductions from taxable income derived in the United Kingdom, which do not expire.  The potential benefit of net operating loss carryforwards has not been recognized in the combined financial statements since the Company cannot determine that it is more likely than not that such benefit will be utilized in future years.  The tax years 2006 through 2013 remain open to examination by federal authorities and other jurisdictions in which the Company operates.  The components of the net deferred tax asset and the amount of the valuation allowance are as follows: (in thousands)

	December 31
	2014	2013
Deferred tax assets
Net operating loss carryforwards - United States	$829	$508

Net operating loss carryforwards - International	3,249	2,924
Valuation allowance	(4,078)	(3,432)
Net deferred tax assets	$-	$-

The increase in the valuation allowance was $646,000 for the year ended December 31, 2014 and $922,000 for the year ended December 31, 2013.